UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2014 (October 9, 2014)

Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Smiths Mill Road, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)

(614) 491-2225

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2014, the Board of Directors (“Board”) separated the positions of chief executive officer (the “CEO”) and chair of the board (the “Chair”), and determined that the office of chair be held by an individual who is not an executive officer or an employee of the Company. Previously Steven A. Davis held both the CEO and Chair positions. Mr. Davis will continue as the CEO and as a director of the Company.

On October 9, 2014, the Board appointed Mary Kay Haben as Chair effective immediately. Ms. Haben will continue to serve as a director of the Company. The Board has not yet determined what amount the Chair will receive as additional compensation for serving in this capacity. The director compensation program is detailed in the definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on July 11, 2014.

The Board also determined that Michael A. Gasser will no longer serve in the position of Lead Independent Director since the Chair position is now held by an independent director. Mr. Gasser will continue to serve as a director of the Company and as a member of the Finance, Compensation as well as the Nominating & Corporate Governance Committees.

Further, the Board made the following appointments to the four standing committees of the Board of Directors:

Audit Committee: Eileen A. Mallesch, Chair and Financial Expert, Douglas N. Benham, Kathleen S. Lane, Larry S. McWilliams and Kevin M. Sheehan.

Compensation Committee: Paul S. Williams, Chair, David W. Head, Michael J. Gasser, Eileen A. Mallesch and Michael F. Weinstein.

Finance Committee: Kevin M. Sheehan, Chair, Douglas N. Benham, Michael J. Gasser, David W. Head and Michael F. Weinstein.

Nominating and Corporate Governance Committee: Charles M. Elson, Chair, Michael J. Gasser, Kathleen S. Lane, Larry S. McWilliams and Paul S. Williams.

A board member’s appointment is at the will of the Board and continues until such time as a board member retires, resigns or is replaced by the Board.

Item 8.01. Other Events.

On October 10, 2014, the Company issued a press release announcing the separation of the CEO and Chair positions. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired. Not Applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Shell company transactions. Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of the Company, dated October 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.

Date: October 10, 2014	By:	/s/ Kevin C. O’Neil
Kevin C. O’Neil, Vice President, Assoc. General Counsel and Asst. Corporate Secretary